RECOURSE LOANS	12 Months Ended
Dec. 31, 2013
RECOURSE LOANS
RECOURSE LOANS

14. RECOURSE LOANS

During the year ended December 31, 2011, 2012 and 2013, the Company provided loans in the aggregate of USD509, USD 1,048 and USD950, respectively, with full recourse to certain employees to facilitate the employee’s personal financial arrangements and needs. The employee pledges the right, title and interest in the ordinary shares of the Company that the employee owns to secure this loan principal. The loans have terms of five to ten years. The interest rate was 1% per annum. The interest of the recourse loans is USD 13 and USD 21 for the year ended December 31, 2012 and 2013, respectively. The Company accounted for these recourse loans as a contra-equity item on the consolidated balance sheets. The repayment of recourse loans are USD 26 and USD 1,281, respectively in the year ended December 31, 2012 and 2013.